JPALT 2006-A3

J.P. Morgan Securities Inc.

POOL3

Summary Statistics

Number of Recievables: 152

Aggregate Current Balance: $95,798,837.53

Range of Current Balance: $417,223.64 to $3,126,182.87

Average Current Balance: $630,255.51 Aggregate Original Balance: $96,101,368

Range of Original Balances: $418,000.00 to $3,132,000.00

Average Original Balance: $632,246 Weighted Average Original Coupon: 6.280% Range of Original Coupons: 5.50% to 6.75% Weighted Average Current Coupon: 6.279% Range of Current Coupons: 5.50% to 6.75% Weighted Average Margin: 2.259%

Range of Margins: 1.88% to 3.50%

Weighted Average Servicing Fee: 0.2622% Range of Servicing Fees: 0.2500% to 0.3750% Weighted Average LPMI: 0.000%

Range of LPMI: 0.00% to 0.00%

Weighted Average Current Net Coupon: 6.017% Range of Current Net Coupons: 5.25% to 6.50% Weighted Average Maximum Rate: 10.596% Range of Maximum Rates: 5.50% to 12.75% Weighted Average Months to Roll: 57

Weighted Average Stated Original Term: 360.00 months

Range of Stated Original Term: 360 months to 360 months

Weighted Average Stated Remaining Term: 356.81 months

Range of Stated Remaining Term: 348 months to 359 months

Weighted Average Stated Original IO Term: 87.78 months

Range of Stated Original IO Term: 0 months to 120 months

Weighted Average Effective Original LTV: 73.04% Percent Purchase: 49.8%

Percent Cash-Out Refinance: 33.8%

Percent Owner Occupied: 86.0%

Percent Single Family - PUD: 85.6% Percent Conforming Balance: 0.0%

Percent Interest Only: 78.7%

Percent with Securities Pledge: 0.0% Weighted Average FICO Score: 711.8

Top 5 States: CA(33%),IL(16%),FL(10%),NJ(6%),VA(5%)

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

Servicer	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Washout Refit	Percent Interest Only	FICO Score
Chase GreenPoint MidAmerica PHH	127 1 10 14	79,714,992.88 466,999.16 6,286,984.35 9,329,861.14	83.21 0.49 6.56 9.74	630,011 468,000 629,017 666,560	80,011,362 468,000 6,290,172 9,331,834	6.234 6.625 6.561 6.462	5.984 6.375 6.311 6.087	2.261 2.250 2.250 2.250	10.412 11.625 11.561 11.462	57 54 54 58	360.0 360.0 360.0 360.0	356.9 354.0 354.3 357.6	72.59 80.00 79.61 72.16	32.9 0.0 24.8 49.4	77.2 0.0 92.8 85.8	711.3 704.0 712.0 715.6
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8

Product Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
5 Year ARM	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8

Index Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Libor - 6 Month Libor - 1 Year	10 142	5,347,748.28 90,451,089.25	5.58 94.42	535,000 639,094	5,350,000 90,751,368	6.436 6.270	6.186 6.007	2.250 2.260	11.961 10.515	54 57	360.0 360.0	353.8 357.0	72.84 73.06	21.4 34.6	82.8 78.5	693.9 712.8
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8

Interest Only	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Yes No	123 29	75,420,734.29 20,378,103.24	78.73 21.27	613,773 710,598	75,494,018 20,607,350	6.274 6.300	6.010 6.042	2.262 2.250	10.439 11.174	57 57	360.0 360.0	356.7 357.2	74.51 67.62	31.2 43.5	100.0 0.0	712.3 709.9
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous , assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original Rates (%)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
5.251 to 5.500	1	540,000.00	0.56	540,000	540,000	5.500	5.250	2.250	5.500	57	360.0	357.0	80.00	0.0	100.0	783.0
5.501 to 5.750	7	4,370,569.07	4.56	624,800	4,373,600	5.718	5.468	2.199	9.686	55	360.0	355.2	67.86	46.9	84.4	729.8
5.751 to 6.000	33	20,502,398.36	21.40	621,517	20,510,073	5.927	5.674	2.248	10.427	57	360.0	356.9	75.44	26.5	82.0	721.6
6.001 to 6.250	39	24,045,969.67	25.10	616,787	24,054,691	6.193	5.930	2.250	10.836	57	360.0	356.9	72.74	43.8	80.4	699.1
6.251 to 6.500	35	24,348,862.17	25.42	699,579	24,485,268	6.409	6.145	2.265	10.294	57	360.0	356.9	70.37	31.4	73.9	717.9
6.501 to 6.750	37	21,991,038.26	22.96	598,317	22,137,737	6.689	6.418	2.287	11.130	57	360.0	356.9	74.96	30.7	77.6	704.3
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 5.5000 Maximum: 6.7500 Weighted Average: 6.2801

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Net Rates (%)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
5.001 to 5.250	1	540,000.00	0.56	540,000	540,000	5.500	5.250	2.250	5.500	57	360.0	357.0	80.00	0.0	100.0	783.0
5.251 to 5.500	7	4,370,569.07	4.56	624,800	4,373,600	5.718	5.468	2.199	9.686	55	360.0	355.2	67.86	46.9	84.4	729.8
5.501 to 5.750	35	21,430,678.25	22.37	612,536	21,438,774	5.934	5.676	2.248	10.455	57	360.0	356.9	75.57	29.7	80.8	719.3
5.751 to 6.000	40	24,446,185.18	25.52	611,384	24,455,378	6.205	5.941	2.250	10.854	57	360.0	356.9	72.88	42.9	80.7	703.3
6.001 to 6.250	33	23,610,366.77	24.65	719,572	23,745,880	6.418	6.157	2.265	10.268	57	360.0	356.9	69.84	31.1	74.8	714.1
6.251 to 6.500	36	21,401,038.26	22.34	598,548	21,547,737	6.691	6.423	2.288	11.116	57	360.0	356.9	75.12	28.8	76.9	705.8
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 5.2500 Maximum: 6.5000 Weighted Average: 6.0172

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

First Payment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2005 2006	10 142	5,946,103.33 89,852,734.20	6.21 93.79	594,640 634,894	5,946,400 90,154,968	6.343 6.275	6.093 6.012	2.250 2.260	11.617 10.528	52 57	360.0 360.0	351.7 357.1	72.17 73.10	45.4 33.1	100.0 77.3	716.8 711.4
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 2005-07-01 Maximum: 2006-06-01 Weighted Average: 2006-03-26

Maturity Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon		Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2035 2036	13 139	7,466,312.89 88,332,524.64	7.79 92.21	574,525 637,644	7,468,820 88,632,548	6.396 6.269	6.146 6.006	2.250 2.260	11.615 10.509	52 57	360.0 360.0	352.1 357.2	73.76 72.98	36.2 33.6	93.7 77.5	720.5 711.0
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 2035-06-01 Maximum: 2036-05-01 Weighted Average: 2036-02-25

Next Rate Adjustment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
2010 2011	13 139	7,466,312.89 88,332,524.64	7.79 92.21	574,525 637,644	7,468,820 88,632,548	6.396 6.269	6.146 6.006	2.250 2.260	11.615 10.509	52 57	360.0 360.0	352.1 357.2	73.76 72.98	36.2 33.6	93.7 77.5	720.5 711.0
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 2010-06-01 Maximum: 2011-05-01 Weighted Average: 2011-02-24

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

Original Term	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
360	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 360 Maximum: 360 Weighted Average: 360.0

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Seasoning	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
1 to 3	122	77,462,433.89	80.86	637,303	77,750,948	6.295	6.030	2.270	10.493	57	360.0	357.4	73.02	35.2	79.0	708.3
4 to 6	20	12,390,300.31	12.93	620,201	12,404,020	6.151	5.901	2.198	10.748	56	360.0	355.6	73.60	19.8	66.7	730.7
7 to 9	7	4,316,150.89	4.51	616,629	4,316,400	6.409	6.159	2.250	11.409	53	360.0	352.9	77.85	36.1	100.0	714.9
10 to 12	3	1,629,952.44	1.70	543,333	1,630,000	6.168	5.918	2.250	12.168	48	360.0	348.4	57.12	70.1	100.0	722.0
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 1 Maximum: 12 Weighted Average: 3.2

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Remaining Term to Stated Maturity	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
343 to 348	2	929,952.44	0.97	465,000	930,000	6.106	5.856	2.250	12.106	48	360.0	348.0	73.10	47.5	100.0	724.2
349 to 354	11	6,536,360.45	6.82	594,438	6,538,820	6.438	6.188	2.250	11.545	53	360.0	352.7	73.86	34.6	92.9	720.0
355 to 360	139	88,332,524.64	92.21	637,644	88,632,548	6.269	6.006	2.260	10.509	57	360.0	357.2	72.98	33.6	77.5	711.0
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 348 Maximum: 359 Weighted Average: 356.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original Principal Balance ($)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
400,001 to 500,000	64	29,524,778.69	30.82	462,974	29,630,335	6.275	6.010	2.272	10.699	57	360.0	356.7	75.71	29.2	83.3	710.7
500,001 to 600,000	32	17,637,786.00	18.41	553,928	17,725,686	6.290	6.036	2.234	10.231	57	360.0	357.1	77.61	29.2	81.2	714.7
600,001 to 700,000	20	12,900,102.48	13.47	646,789	12,935,770	6.243	5.993	2.293	10.591	56	360.0	356.4	73.23	40.0	84.6	710.2
700,001 to 800,000	12	8,999,258.31	9.39	750,258	9,003,091	6.423	6.151	2.220	10.611	57	360.0	356.8	72.83	24.9	83.5	722.1
800,001 to 900,000	8	6,786,078.47	7.08	848,898	6,791,186	6.155	5.905	2.250	10.522	57	360.0	356.6	77.24	62.3	62.6	710.2
900,001 to 1,000,000	9	8,887,760.83	9.28	987,867	8,890,800	6.152	5.874	2.208	10.050	57	360.0	357.1	69.82	55.7	77.8	723.8
1,000,001 to 1,100,000	2	2,056,889.89	2.15	1,056,250	2,112,500	6.562	6.312	2.250	11.562	58	360.0	357.5	64.84	100.0	49.2	701.5
1,200,001 to 1,300,000	1	1,240,000.00	1.29	1,240,000	1,240,000	6.375	6.125	2.625	11.375	57	360.0	357.0	80.00	0.0	100.0	696.0
1,400,001 to 1,500,000	2	2,940,000.00	3.07	1,470,000	2,940,000	6.321	6.008	2.311	11.321	57	360.0	357.0	68.82	0.0	100.0	738.3
1,600,001 to 1,700,000	1	1,699,999.99	1.77	1,700,000	1,700,000	6.250	6.000	2.250	11.250	57	360.0	357.0	65.00	0.0	100.0	626.0
3,100,001 to 3,200,000	1	3,126,182.87	3.26	3,132,000	3,132,000	6.375	6.125	2.250	11.375	57	360.0	357.0	33.00	0.0	0.0	685.0
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 418,000.00
Maximum: 3,132,000.00
Average: 632,245.84
Total: 96,101,368.34

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Current Principal Balance ($)	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
400,000.01 to 500,000.00	64	29,524,778.69	30.82	462,974	29,630,335	6.275	6.010	2.272	10.699	57	360.0	356.7	75.71	29.2	83.3	710.7
500,000.01 to 600,000.00	32	17,637,786.00	18.41	553,928	17,725,686	6.290	6.036	2.234	10.231	57	360.0	357.1	77.61	29.2	81.2	714.7
600,000.01 to 700,000.00	20	12,900,102.48	13.47	646,789	12,935,770	6.243	5.993	2.293	10.591	56	360.0	356.4	73.23	40.0	84.6	710.2
700,000.01 to 800,000.00	12	8,999,258.31	9.39	750,258	9,003,091	6.423	6.151	2.220	10.611	57	360.0	356.8	72.83	24.9	83.5	722.1
800,000.01 to 900,000.00	8	6,786,078.47	7.08	848,898	6,791,186	6.155	5.905	2.250	10.522	57	360.0	356.6	77.24	62.3	62.6	710.2
900,000.01 to 1,000,000.00	9	8,887,760.83	9.28	987,867	8,890,800	6.152	5.874	2.208	10.050	57	360.0	357.1	69.82	55.7	77.8	723.8
1,000,000.01 to 1,100,000.00	2	2,056,889.89	2.15	1,056,250	2,112,500	6.562	6.312	2.250	11.562	58	360.0	357.5	64.84	100.0	49.2	701.5
1,200,000.01 to 1,300,000.00	1	1,240,000.00	1.29	1,240,000	1,240,000	6.375	6.125	2.625	11.375	57	360.0	357.0	80.00	0.0	100.0	696.0
1,400,000.01 to 1,500,000.00	2	2,940,000.00	3.07	1,470,000	2,940,000	6.321	6.008	2.311	11.321	57	360.0	357.0	68.82	0.0	100.0	738.3
1,600,000.01 to 1,700,000.00	1	1,699,999.99	1.77	1,700,000	1,700,000	6.250	6.000	2.250	11.250	57	360.0	357.0	65.00	0.0	100.0	626.0
3,100,000.01 to 3,200,000.00	1	3,126,182.87	3.26	3,132,000	3,132,000	6.375	6.125	2.250	11.375	57	360.0	357.0	33.00	0.0	0.0	685.0
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 417,223.64
Maximum: 3,126,182.87
Average: 630,255.51

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Original Effective	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
Loan-to-Value Ratio (%)	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
30.01 to 40.00	2	3,826,182.87	3.99	1,916,000	3,832,000	6.352	6.102	2.250	11.535	56	360.0	355.5	33.53	18.3	18.3	691.2
40.01 to 50.00	1	720,000.00	0.75	720,000	720,000	6.000	5.750	1.875	11.000	56	360.0	356.0	48.00	0.0	100.0	789.0
50.01 to 60.00	8	6,398,363.54	6.68	813,750	6,510,000	6.322	6.042	2.215	10.541	57	360.0	357.4	57.05	50.7	67.1	727.7
60.01 to 70.00	24	15,250,136.76	15.92	635,604	15,254,500	6.264	5.995	2.250	10.693	57	360.0	356.8	66.25	70.1	89.5	694.6
70.01 to 80.00	117	69,604,154.35	72.66	596,452	69,784,868	6.278	6.018	2.270	10.523	57	360.0	356.8	78.43	25.5	80.5	714.4
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 33.00 Maximum: 80.00
Weighted Average by Original Balance: 73.03

PM Company (LTV > 80)

			% of							Weighted	Weighted Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average Average	Average
Documentation Level	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Stated Original Remaining Term Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Stated	55	33,660,251.18	35.14	612,178	33,669,792	6.313	6.028	2.269	11.348	57	360.0 357.2	73.88	47.0	83.7	700.3
Full Documentation	37	26,710,381.83	27.88	724,125	26,792,626	6.200	5.950	2.269	11.244	57	360.0 356.7	69.98	32.0	73.9	698.6
Alternative	23	13,663,110.00	14.26	594,048	13,663,110	6.294	6.044	2.232	6.294	58	360.0 357.7	75.07	25.4	96.2	737.2
Simply Signature	19	11,328,506.21	11.83	599,859	11,397,320	6.126	5.876	2.250	11.126	57	360.0 356.7	73.66	13.3	65.8	744.2
Full Stated Income	14	8,351,915.19	8.72	605,001	8,470,020	6.519	6.269	2.250	11.519	55	360.0 355.1	76.50	22.6	63.4	715.1
No Income Asset	2	922,720.68	0.96	473,250	946,500	6.371	6.121	2.250	11.371	58	360.0 358.0	60.71	0.0	50.7	729.1
Alternative	1	720,000.00	0.75	720,000	720,000	6.750	6.500	2.250	11.750	53	360.0 353.0	80.00	100.0	100.0	696.0
No Ratio	1	441,952.44	0.46	442,000	442,000	6.500	6.250	2.250	12.500	48	360.0 348.0	65.48	100.0	100.0	688.0
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0 356.8	73.04	33.8	78.7	711.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

Purpose	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Purchase Cash-out Refinance Rate/Term Refinance	80 51 21	47,735,328.10 32,408,883.34 15,654,626.09	49.83 33.83 16.34	598,792 637,443 747,066	47,903,384 32,509,608 15,688,376	6.298 6.263 6.256	6.040 5.995 5.994	2.263 2.228 2.315	10.363 10.762 10.959	57 57 57	360.0 360.0 360.0	356.8 356.8 356.8	77.55 70.48 64.60	0.0 100.0 0.0	86.6 72.7 67.3	719.3 699.1 715.1
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Occupancy	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Primary Residence	135	82,366,735.96	85.98	612,068	82,629,188	6.283	6.020	2.248	10.524	57	360.0	356.8	74.32	36.1	81.5	710.6
Second Home	11	10,460,210.34	10.92	954,478	10,499,260	6.291	6.036	2.250	10.998	57	360.0	356.8	62.06	21.3	55.0	715.6
Investment	6	2,971,891.23	3.10	495,487	2,972,920	6.149	5.861	2.619	11.149	56	360.0	356.5	76.41	14.0	86.0	731.6
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Property Type	Number of Receivables	Current Principal Balance	Current Principal Balance	Original Principal Balance	Total Original Balance	Average Current Coupon	Average Net Coupon	Weighted Average Margin	Average Maximum Rate	Months to Roll	Stated Original Term	Stated Remaining Term	Original Effective LTV	Percent Cashout Refi	Percent Interest Only	FICO Score
Single Family Residence	88	57,390,274.90	59.91	654,461	57,592,526	6.284	6.024	2.233	10.698	57	360.0	356.7	70.67	42.4	69.3	715.2
Planned unit developments	41	24,612,613.35	25.69	602,168	24,688,874	6.222	5.960	2.313	10.701	57	360.0	357.1	77.79	24.3	90.5	706.3
Condo	20	11,963,959.84	12.49	599,398	11,987,969	6.346	6.074	2.279	9.758	57	360.0	356.9	73.83	17.3	96.2	705.9
Two- to four-family	3	1,831,989.44	1.91	610,667	1,832,000	6.455	6.205	2.250	11.455	54	360.0	354.3	78.66	0.0	100.0	714.9
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous , assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

			% of							Weighted	Weighted	Weighted	Weighted
		Aggregate	Aggregate	Average		Weighted	Weighted		Weighted	Average	Average	Average	Average
Geographic Distribution	Number of	Current Principal	Current Principal	Original Principal	Total Original	Average Current	Average Net	Weighted Average	Average Maximum	Months to	Stated Original	Stated Remaining	Original Effective	Percent Cashout	Percent Interest	FICO
by Balance	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
California	56	31,883,364.24	33.28	570,065	31,923,637	6.240	5.975	2.254	9.807	57	360.0	357.3	73.59	42.1	85.9	713.5
Illinois	21	14,867,734.74	15.52	712,938	14,971,701	6.463	6.194	2.259	11.294	56	360.0	356.1	74.75	31.3	85.6	705.0
Florida	13	9,678,557.19	10.10	746,841	9,708,930	6.339	6.084	2.231	10.289	57	360.0	356.6	63.18	15.0	58.7	716.0
New Jersey	7	5,474,616.89	5.71	782,486	5,477,401	6.158	5.897	2.250	10.564	57	360.0	357.4	73.81	43.5	66.2	725.4
Virginia	9	5,094,786.00	5.32	566,087	5,094,786	6.182	5.932	2.408	11.277	57	360.0	356.7	77.23	0.0	100.0	696.0
Arizona	8	4,799,741.02	5.01	600,313	4,802,500	6.372	6.098	2.350	11.372	57	360.0	357.0	76.43	30.7	73.8	726.8
Colorado	6	3,412,445.74	3.56	569,233	3,415,400	6.082	5.832	2.250	10.418	57	360.0	356.5	78.36	38.2	67.6	709.8
New York	4	2,610,211.81	2.72	673,688	2,694,750	6.543	6.293	2.250	11.543	57	360.0	357.0	69.00	40.0	22.8	682.3
Maryland	5	2,493,763.79	2.60	499,155	2,495,776	6.467	6.192	2.250	11.467	56	360.0	356.2	79.85	0.0	63.2	715.2
Washington	4	2,310,331.84	2.41	585,000	2,340,000	6.316	6.066	2.144	9.909	58	360.0	357.5	77.70	28.1	75.6	705.2
Idaho	1	1,440,000.00	1.50	1,440,000	1,440,000	5.875	5.625	2.375	10.875	57	360.0	357.0	78.00	0.0	100.0	697.0
New Mexico	1	1,240,000.00	1.29	1,240,000	1,240,000	6.375	6.125	2.625	11.375	57	360.0	357.0	80.00	0.0	100.0	696.0
Oregon	2	1,200,000.00	1.25	600,000	1,200,000	6.146	5.896	2.250	11.729	53	360.0	352.8	52.61	58.3	100.0	703.2
Massachusetts	2	1,182,355.34	1.23	591,400	1,182,800	6.125	5.829	2.250	11.125	57	360.0	357.4	71.78	100.0	63.4	708.5
Missouri	1	1,000,000.00	1.04	1,000,000	1,000,000	5.875	5.625	1.875	10.875	56	360.0	356.0	71.43	100.0	100.0	768.0
Connecticut	1	997,955.91	1.04	1,000,000	1,000,000	5.875	5.625	2.250	10.875	57	360.0	357.0	75.00	100.0	0.0	720.0
Texas	1	735,000.00	0.77	735,000	735,000	6.125	5.875	2.250	11.125	58	360.0	358.0	60.00	0.0	100.0	757.0
Utah	1	720,000.00	0.75	720,000	720,000	6.000	5.750	1.875	11.000	56	360.0	356.0	48.00	0.0	100.0	789.0
Louisiana	1	640,000.00	0.67	640,000	640,000	6.250	6.000	2.250	11.250	57	360.0	357.0	70.00	100.0	100.0	642.0
Ohio	1	599,430.70	0.63	600,000	600,000	6.250	6.000	2.250	11.250	58	360.0	358.0	75.00	100.0	0.0	665.0
Indiana	1	555,902.10	0.58	556,000	556,000	6.375	6.125	2.250	11.375	57	360.0	357.0	80.00	0.0	100.0	724.0
Georgia	1	528,000.00	0.55	528,000	528,000	6.000	5.750	1.875	11.000	57	360.0	357.0	80.00	0.0	100.0	784.0
Michigan	1	500,000.00	0.52	500,000	500,000	6.250	6.000	2.250	11.250	57	360.0	357.0	76.00	0.0	100.0	687.0
Minnesota	1	500,000.00	0.52	500,000	500,000	6.625	6.375	2.250	11.625	56	360.0	356.0	78.74	0.0	100.0	680.0
Pennsylvania	1	471,387.79	0.49	471,388	471,388	6.330	5.955	2.250	11.330	58	360.0	358.0	78.56	100.0	100.0	734.0
District of Columbia	1	441,952.44	0.46	442,000	442,000	6.500	6.250	2.250	12.500	48	360.0	348.0	65.48	100.0	100.0	688.0
West Virginia	1	421,300.00	0.44	421,300	421,300	6.000	5.750	2.250	11.000	57	360.0	357.0	80.00	0.0	100.0	676.0
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Number of States Represented: 27

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.

POOL3

			% of							Weighted	Weighted	Weighted	Weighted
	Number	Aggregate Current	Aggregate Current	Average Original	Total	Weighted Average	Weighted Average	Weighted	Weighted Average	Average Months	Average Stated	Average Stated	Average Original	Percent	Percent
FICO	of	Principal	Principal	Principal	Original	Current	Net	Average	Maximum	to	Original	Remaining	Effective	Cashout	Interest	FICO
Score	Receivables	Balance	Balance	Balance	Balance	Coupon	Coupon	Margin	Rate	Roll	Term	Term	LTV	Refi	Only	Score
620 to 644	9	6,035,845.78	6.30	673,730	6,063,571	6.339	6.063	2.307	11.339	57	360.0	357.4	71.93	41.8	91.4	630.2
645 to 669	14	7,815,773.99	8.16	563,368	7,887,150	6.310	6.036	2.250	10.799	57	360.0	357.3	72.68	71.4	81.7	661.4
670 to 694	27	17,733,813.25	18.51	658,001	17,766,015	6.350	6.096	2.309	11.066	57	360.0	356.8	68.90	24.0	73.3	684.6
695 to 719	41	27,110,876.48	28.30	663,491	27,203,135	6.312	6.052	2.270	10.971	57	360.0	356.6	73.78	40.1	81.4	706.1
720 to 744	23	13,819,097.49	14.43	602,752	13,863,288	6.137	5.882	2.250	10.390	57	360.0	357.1	75.68	46.1	57.1	727.0
745 to 769	22	13,428,347.34	14.02	611,907	13,461,960	6.216	5.963	2.208	9.456	56	360.0	356.3	75.90	14.0	83.3	756.3
770 to 794	12	7,994,714.14	8.35	666,255	7,995,060	6.310	6.022	2.191	10.234	57	360.0	356.7	71.43	0.0	100.0	779.9
795 to 819	4	1,860,369.06	1.94	465,298	1,861,190	6.192	5.910	2.250	8.678	58	360.0	357.8	73.75	49.7	74.4	802.3
Total:	152	95,798,837.53	100.00	632,246	96,101,368	6.279	6.017	2.259	10.596	57	360.0	356.8	73.04	33.8	78.7	711.8
Minimum: 623 Maximum: 806 Weighted Average: 711.8

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN SECURITIES INC.. ("JPMSI") AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMSI IS NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SECURITIES INC.. SALES REPRESENTATIVE. The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by JPMSI in reliance upon information furnished by the issuer. They may not be provided to any third party other than the addressee's legal tax financial and/or accounting advisors for purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such no assurance can be given as to the Computational Materials accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions, or as legal, tax financial, or accounting advice. Any weighted average lives, yields, and principal payment periods shown in the Computational Materials are based on prepayment assumptions and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities issued may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yields on the securities.